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                                                        Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-4 (No. 333-105950) of TriMas Corporation of our report dated January 17, 2003, relating to the financial statements of Highland Group Corporation which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





/s/ Walthall, Drake & Wallace LLP
July 21, 2003